August 9, 2017

ULTIMUS MANAGERS TRUST

LADDER SELECT BOND FUND

Supplement to the Statement of Additional Information (“SAI”)
Dated June 28, 2017

This supplement updates certain information contained in the SAI for the Ladder Select Bond Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund toll free at 1-888-859-5867.

The following changes are made in the section entitled “MANAGEMENT OF THE TRUST”.

The following disclosure replaces, in its entirety, the seventh paragraph in the subsection entitled “Potential Conflicts of Interest” on page 33 of the SAI:

“The Fund is permitted to purchase CMBS securities issued by such a securitization only in the secondary market after a 30 calendar day cooling offer period has passed from the settlement date of the securitization. The Adviser and its affiliates are prohibited from seeking to have any person hold securities issued by an Affiliated Securitization for the purpose of having such securities purchased by the Fund following the cooling off period. The Fund also is prohibited from purchasing securities issued by, or entering into any transactions with, the Adviser or its affiliates, unless the Fund complies with the Trust’s compliance policies and procedures and the requirements of the 1940 Act.”

The following changes are made in the section entitled “PORTFOLIO TRANSACTIONS”.

The following disclosure replaces, in its entirety, the seventh and eighth paragraphs on page 35 of the SAI:

“The Adviser is affiliated with Ladder Capital Securities LLC (“LCS”), a broker-dealer registered with the SEC and in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands, and a member of the Financial Industry Regulatory Authority (“FINRA”). As such, LCS is subject to regulations that cover all aspects of its business, including sales methods, trade practices, use and safekeeping of clients’ funds and securities, its capital structure, recordkeeping, the financing of clients’ purchases and the conduct of directors, officers and employees. The Fund is prohibited from participation in any transactions with LCS without the pre-approval of the Adviser’s CCO. The Adviser’s CCO must determine whether the Fund and Other Accounts of the Adviser may or may not take part in the proposed transaction, considering a number of factors, including but not limited to, whether the transaction complies with applicable law, the Adviser’s policies relating to affiliated broker trades, and specific instructions from the Fund and Other Accounts regarding eligibility.

Any transactions of the Fund that are effected through LCS, or in offerings of securities in which LCS participates, must comply with Rule 17e-1 and Rule 10f-3 under the 1940 Act, as applicable, and the Trust’s compliance policies and procedures with respect thereto.”

The following changes are made in the section entitled “GENERAL INFORMATION”.

The following disclosure replaces, in its entirety, the first bullet point in subsection entitled “Portfolio Holdings Disclosure Policy” starting on page 40 of the SAI:

•	Public disclosure regarding Portfolio Securities is made:

o
Following the end of each month, the Fund generally will publicly disclose information regarding Portfolio Securities as of such month-end either in a complete and uncertified schedule, or a list of the top 10 holdings, posted on the Fund’s website or in advertising material that is posted on the Fund’s website. This information is generally available after 30 to 40 days of the end of the month and will remain available until the posting of the next monthly Portfolio Securities report.

o
In the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Investors should retain this supplement for future reference.

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